Exhibit 10(u)
                             RURBAN FINANCIAL CORP.
                                STOCK OPTION PLAN

                                    ARTICLE I
                                   Definitions

Section 1.1 Definitions: As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

(a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 30% of the Company's issued and outstanding Stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 50% of the Company's issued and outstanding Stock has been transferred.

(b) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company, who are not employees of the Company.

(c) "Company" shall mean Rurban Financial Corp. and any subsidiary of the Rurban Financial Corp.

(d)  "Director" shall mean a member of the Board of Directors of the Company.

(e)  "Effective  Date" with respect to the Plan shall mean the date specified in
     Section 2.3 as the Effective Date.

(f) "Employee" shall mean any person, including an executive officer, who is employed by the Company.

(g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee. The Committee shall take into account the valuation performed for the employee stock ownership plan (ESOP) maintained for the benefit of the employees of the Company.

(h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options. An Incentive Stock Option shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. A Nonqualified Stock Option shall mean an Option to purchase shares of Stock which is not an Incentive Stock Option.


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(i)  "Optionee"  shall mean a  Director,  officer or  Employee of the Company to whom an Option has been granted.

(j) "Plan" shall mean the Rurban Financial Corp. Stock Option Plan, the terms of which are set forth herein and in any amendment which may be made hereto.

(k) "Plan Year" shall mean the twelve-month period beginning on the Effective Date, and each twelve-month period thereafter beginning on the anniversary date of the Effective Date.

(l) "Stock" shall mean the common shares of Rurban Financial Corp. or, in the event that the outstanding shares of Stock are changed into or exchanged for different shares or securities of Rurban Financial Corp. or some other entity, such other shares or securities.

(m) "Stock Appreciation Right" or "SAR" shall mean a right to receive cash in an amount equal to the excess of the Fair Market Value of a share of Stock on the exercise date over the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted pursuant to the provisions of the Plan.

(n) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

(o)  "Subsidiary" shall mean "subsidiary  corporation" as defined in Section 424
     (f) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II
                                    The Plan

Section 2.1 Name. This Plan shall be known as the "Rurban Financial Corp. Stock Option Plan."

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to Directors and officers of the Company an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts are key to the success of the Company.

Section 2.3 Effective Date and Termination of Plan. The Plan was approved by the affirmative vote of the Board of Directors of Rurban Financial Corp. and became effective on March 12, 1997; provided, however, that, if the Plan is not approved by the shareholders of Rurban Financial Corp. within twelve (12) months following such adoption, the Plan and all outstanding Options and Stock Appreciation Rights, if any, shall be deemed null and void and shall be of no force or effect. No Options or Stock Appreciation Rights granted under the Plan

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may be  exercised  prior to approval of the Plan by the  shareholders  of Rurban
Financial Corp. This Plan shall terminate upon the earliest of (a) March 12, 2007; or (b) the date on which all Stock available for issuance under the Plan has been issued pursuant to the exercise of Options granted hereunder or with respect to which payments have been made upon the exercise of Stock Appreciation Rights or other rights; or (c) the determination of the Board of Directors of Rurban Financial Corp. that the Plan shall terminate. No Options or Stock Appreciation Rights may be granted under the Plan after such termination date, provided that the Options and Stock Appreciation Rights granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the documents evidencing such Options and Stock Appreciation Rights.

                                   ARTICLE III
                                 Administration

Section 3.1 Administration.

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options or SARs may be granted, the number of shares of Stock to be subject to each Option, the period during which each Option or SAR may be exercised and the price at which each Option or SAR may be exercised.

(b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of the members of the Committee shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the execution of a written action, taken without a meeting, and signed by all of the members of the Committee.

(c) All questions of interpretation and application with respect to the Plan or Options or SARs granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

(d) In addition, the Committee shall have the sole discretion and authority to determine whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, or both types of Options, provided that Incentive Stock Options may be granted only to persons who are Employees of the Company.

(e) Notwithstanding any provision contained herein, a grant of an Option to a Director of the Company must be approved by the full Board of Directors or the Committee, provided the Committee is comprised of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation, as the Board of Directors of the Company may from time to time designate.


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(f)  Each person who is or shall have been a member of the  Committee  or of the
     Board of Directors of the Company shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him; provided that he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's articles of incorporation or regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

Section 3.2 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible Employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                    Optionees

Section 4.1 Eligibility. Directors and officers of the Company shall be eligible to participate in the Plan. The Committee may grant Options and/or Stock Appreciation Rights to any eligible individual subject to the provisions of Sections 3.1(e) and 5.1

                                    ARTICLE V
                         Shares of Stock Subject to Plan

Section 5.1 Grant of Options and Limitations.

(a) Grant of Options. The Committee or the Board of Directors shall designate the Key Employees eligible to receive Options and/or Stock Appreciation Rights, the number of Options and/or SARs to be received by such Key Employees and the number of shares of Stock subject to such Options and SARs.

(b) Stock Available for Options. Subject to adjustment pursuant to the provisions of Section 10.4 hereof, the aggregate number of shares of Stock with respect to which Options and Stock Appreciation Rights may be granted during the term of the Plan shall not exceed 200,000. Shares with respect to which Options and Stock Appreciation Rights may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.


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(c)  Incentive  Stock  Options.  In the case of an Incentive  Stock Option,  the aggregate Fair Market Value of the shares of Stock (under all plans of the Company), with respect to which such Options are exercisable for the first time by an Optionee during any calendar year may not exceed $100,000. The aggregate Fair Market Value of the shares is determined at the date of grant. Such Options that exceed $100,000 shall be treated as Nonqualified Stock Options.

Section 5.2 Options Under the Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares of Stock to which such Option's expiration, termination or cancellation relates.

                                   ARTICLE VI
                                     Options

Section 6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of all of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2 Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option was granted. The option price for each Incentive Stock Option granted to an optionee, who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not be less than 110% of the Fair Market Value of the Stock.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option. The period of exercise for each Incentive Stock Option granted to an Optionee, who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not be more than 5 years from the date of grant of the Option.

Section 6.4 Option Exercise.

(a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation of the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933 (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act and applicable state laws. Any determination in this

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     connection  by the Committee  shall be final,  binding and  conclusive.  If shares are issued under any Option without registrations under the Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may, in the reasonable judgment of the Committee, be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

(b) Subject to Section 6.4(c) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares.

(c) Options shall be exercisable according to respective vesting schedules set forth in each Stock Option Agreement as determined by the Committee or the Board of Directors.

     Provided, however, that upon the earlier of (i) the Optionee's 65th birth date, (ii) the occurrence of an Applicable Event, (iii) the death of the Optionee or (iv) total disability, all Options granted to the Optionee shall be fully exercisable in accordance with terms of the Plan. For purposes of this paragraph, an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, or is determined to be totally disabled under any long-term disability plan sponsored by the Company.

     At the discretion of the Committee, all or a portion of Options previously granted to a Optionee can be amended to reduce the vesting schedule or immediately 100% vest such Options.

(d) Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares to be acquired pursuant to exercise of the Option shall be made as follows:

     (1) By delivering to Rurban Financial Corp. at its principal office a check payable to the order of Rurban Financial Corp., in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised; or

     (2) By delivering to Rurban Financial Corp. at its principal office certificates representing Stock, duly endorsed for transfer to Rurban Financial Corp., having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option price, for the number of shares of Stock with respect to which the Option is then being exercised; or


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     (3)  By any combination of payments delivered pursuant to paragraphs (d)(1)
          and (d)(2) above.

Section 6.5 Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any share of Stock subject to such Option prior to the exercise of the Option and the purchase of such shares of Stock.

Section 6.6 Limited Rights. Within the earlier of (i) the occurrence of an Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise Options then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the product of (1) the number of shares of Stock subject to the Option, or portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share of Stock, pursuant to an Applicable Event, exceeds the exercise price.

                                   ARTICLE VII
                            Stock Appreciation Rights

Section 7.1 Stock Appreciation Rights. The Board of Directors may, upon recommendation of the Committee, grant Stock Appreciation Rights to Optionees at the same time as such Optionees are awarded Options under the Plan. Such Stock Appreciation Rights shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

(a) Grant. Each Stock Appreciation Right shall relate to a specific Option under the Plan and shall be awarded to an Optionee concurrently with the grant of such Option. The number of Stock Appreciation Rights granted to an Optionee shall be equal to a proportion of the number of shares of Stock that the Optionee is entitled to receive pursuant to the Plan.

(b) Grant of Parallel Award. Since each Stock Appreciation Right is parallel to an Option, the exercise of all or a portion of the Options shall cause an equal exercise of the same proportion of Stock Appreciation Rights granted under the Plan. A Stock Appreciation Right can only be exercisable in conjunction with the exercise of the parallel Option.

(c) Calculation of Appreciation. Each Stock Appreciation Right shall entitle an Optionee to the excess of the Fair Market Value of a share of Stock on the exercise date over the Fair Market Value of a share of Stock on the date the Stock Appreciation Right was granted. The total appreciation available to an Optionee from any exercise of Stock Appreciation Rights shall be equal to the number of Stock Appreciation Rights being exercised times the amount of appreciation per Stock Appreciation Right.

(d) Payment of Appreciation. The total appreciation available to an Optionee from an exercise of Stock Appreciation Rights shall be paid in a single lump sum payment in cash.


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(e)  Exercise  Limitations.  An Optionee may exercise a Stock Appreciation Right only in conjunction with the exercise of the Option to which the Stock Appreciation Right is attached. Stock Appreciation Rights may be exercised only at such times and by such persons as may exercise Options under the Plan.

                                  ARTICLE VIII
                       Amendment and Modification of Plan

(a) Section 8.1 Amendment. The Board of Directors of the Company may from time to time amend or modify or make such changes in and additions to this Plan as it may deem desirable, without further action on the part of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; (b) to satisfy applicable requirements of the Internal Revenue Code of 1986, as amended; or (c) to satisfy applicable requirements of the Nasdaq Stock Market or any securities exchange on which are listed any of the Company's equity securities. No such action to amend the Plan shall reduce the then-existing number of Options or Stock Appreciation Rights granted to any Employee or adversely change the terms and conditions thereof without such Employee's consent.

                                   ARTICLE IX
                                   Withholding

Section 9.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold an amount sufficient to satisfy Federal, state and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. At the discretion of the Committee, an Optionee may be permitted to pay to the Company the withholding amount in the form of cash or previously owned Shares. If payment of the withholding amount is made by delivery of shares of Stock, the value of the shares of Stock delivered shall equal the Fair Market Value of the shares of Stock on the day preceding the date of exercise of the Option.

Section 9.2 Share Withholding. With respect to tax withholding required upon exercise of Options, an Optionee may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to an amount sufficient to satisfy Federal, state and local taxes. If the Optionee is a "reporting person" under
Section 16(a) of the Securities Exchange Act of 1934, as amended, then any withholding shall comply with Rule 16b-3(e) thereunder.

                                    ARTICLE X
                                  Miscellaneous

Section 10.1 Transferability. During the Optionee's lifetime, any Option or Stock Appreciation Right may be exercised only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, with respect to both Nonqualified Stock Options and

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Incentive  Stock Options,  in the case of the death of the Optionee,  by will or the laws of descent and distribution, and with respect to Nonqualified Stock Options (i) as specifically permitted by and solely to the extent permitted in the Stock Option Agreement, or (ii) to an immediate family member, a partnership consisting solely of immediate family members, or trusts for the benefit of immediate family members.

Section 10.2 Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the Optionee at any time by written notice to the Company. Upon the death of an Optionee and upon receipt by the Company of proof of identity and the existence of a beneficiary at the time of the Optionee's death validly designated by the Optionee under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of an Optionee in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such Stock and/or cash to the executor or the administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Optionee as the Company may designate. No beneficiary shall, prior to the death of the Optionee by whom he has been designated, acquire any interest in the Stock and/or cash credited to the Optionee under the Plan.

Section 10.3 Effect of Termination of Employment or Death.

(a) If an Optionee's status as a Director or as an Employee of the Company terminates for any reason, other than his retirement, death or disability, before the date of expiration of Nonqualified Stock Options and Stock Appreciation Rights held by such Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall become null and void on the date of such termination. An Optionee who terminates employment with the Company, but retains his status as a Director is not considered terminated for purposes of this Section 10.3. The date of such termination shall be the date the Optionee ceases to be both a Director and an Employee of the Company.

(b) If an Optionee dies before the expiration of Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights or (ii) one year following the date of the Optionee's death. The executor or administrator or personal representative of the estate of a deceased Optionee, or the person or persons to whom a Nonqualified Stock Option and Stock Appreciation Right granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the Optionee's estate, shall have the right to exercise the Optionee's Nonqualified Stock Option and Stock Appreciation Rights. To the extent that such Nonqualified Stock Options and Stock Appreciation Rights would otherwise by exercisable under the terms of the Plan and the Optionee's Stock Option Agreement and Stock Appreciation Right Agreement, such exercise may occur at any time prior to the termination date specified in this paragraph.


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(c)  If  an  Optionee   becomes  totally   disabled  before  the  expiration  of
     Nonqualified Stock Options and Stock Appreciation Rights held by the Optionee, such Nonqualified Stock Options and Stock Appreciation Rights shall terminate on the earlier of (i) the date of expiration of the Nonqualified Stock Options and Stock Appreciation Rights or (ii) one year following the date of the Optionee's termination of service due to disability.

(d) In the case of Incentive Stock Options, if an Optionee's status as an Employee of the Company terminates for any reason, other than disability, before the date of expiration of Incentive Stock Options held by such Optionee, such Incentive Stock Options shall become null and void on the date of such termination. If an Optionee's employment with the Company terminates due to retirement or death, an Incentive Stock Option shall terminate on the earlier of (i) the date of the expiration of the Incentive Stock Option or (ii) three months following such termination of employment. For an Optionee who terminates employment with the Company due to disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, the three month period specified in the prior sentence shall become one year.

Section 10.4 Antidilution. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason of any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

(a) The aggregate number and kind of shares of Stock subject to Options and Stock Appreciation Rights which may be granted hereunder shall be adjusted appropriately.

(b) Where dissolution or liquidation of the Company or any merger or combination in which Rurban Financial Corp. is not a surviving company is involved, each outstanding Option and Stock Appreciation Right granted hereunder shall, subject to Section 6.6, terminate.

The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

Section 10.5 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 10.6 Tenure. Nothing in the Plan or in any Option or Stock Appreciation Right granted hereunder or in any Stock Option Agreement or Stock Appreciation Right Agreement relating thereto shall confer upon any Director, or upon any officer or Employee, the right to continue in such position with the Company.

Section 10.7 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Directors, officers or Employees of the Company.


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


Section 10.8 No Obligation to Exercise Options. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Optionee to exercise such Option or Stock Appreciation Right.

Section 10.9 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 10.10 Compliance with Section 16. If the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16B-3 or its successors under the Securities Exchange Act of 1934, as amended. To the extent that any transaction or action by the Committee fails to so comply, the Committee may amend the Plan and the terms of any outstanding Option, and any action of the Committee which fails to comply shall be deemed void to the extent permitted by law and deemed advisable by the Committee.

Section 10.11 Distribution of Stock - Securities Restrictions. The Company may require an Optionee receiving shares of Stock pursuant to any Option under the Plan to represent to and agree with the Company in writing that the Optionee is acquiring the shares for investment without a view to distribution thereof. No shares of Stock shall be issued or transferred pursuant to an Option unless such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and (iii) requirements of the Nasdaq Stock Market or any stock exchange upon which the Company's shares may then be listed. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

Section 10.12 Singular, Plural Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine.

Section 10.13 Headings, Etc., No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the Plan.

Section 10.14 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws of the State of Ohio.

Signed this 12th day of March, 1997.

           RURBAN FINANCIAL CORP.

        By: /s/ Steven D. VanDemark
            ______________________________________
                Chairman of the Board of Directors


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